© MediciNova, Inc. 2008 Accelerating the global development and commercialization of innovative pharmaceuticals Exhibit 99.1

© MediciNova, Inc. 2008
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements include, without limitation, statements regarding MediciNova’s clinical trials supporting safety and efficacy of product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "can," "could,"
"may," "would," or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including, without limitation, the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed;
intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended
December 31, 2007 and its subsequent periodic reports on Forms 10-Q and 8-K. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.
Forward-Looking Statements
Forward-Looking Statements

© MediciNova, Inc. 2008 3
Development Company Focused on Differentiated Product
Candidates
•
Unique access to differentiated, potentially high-value
assets primarily from Japanese alliances
New Approaches to Treat Serious Medical Conditions:
•
MN-221: IV Acute Exacerbations of Asthma candidate
•
Potential $500 M US opportunity for MediciNova
•
MN-166: Oral Multiple Sclerosis candidate
•
In 2007, over $8.2B in worldwide MS therapeutic
sales*
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: MedAdNews, July 2008
MNOV Headquarters:
San Diego, CA
Key Financials:
•
Dual listed company on NasdaqGM and Osaka  Securities Exchange – Hercules
•
~$27.2M Market Cap as of 9/30/08
•
~$55.8M Cash, Cash Equivalents and Marketable Securities as of 6/30/08

Kyorin

KISSEI

Mitsubishi Pharma Corporation

ANGIOGENE
PHARMACEUTICALS LTD

Meiji

MEDICINOVA

© MediciNova, Inc. 2008 4
In-License:
•
Product candidates with significant clinical or preclinical data
Conduct Proof-of-Concept Clinical Trials:
•
Conduct Phase I and Phase II clinical trials to demonstrate
efficacy of compound
Two Pathways Towards ROI After Phase II:
1. Continue internal development of compound towards
commercialization
2. Seek partnership for further development of compound
MediciNova has focused its resources on its two prioritized product candidates, MN-221 and MN-166. Following completion of the Phase II trial of MN-166, MediciNova will not pursue further significant clinical development of MN-166 until a partnership is secured. In addition, MediciNova will pursue a variety of initiatives to monetize its remaining product candidates.
Business Model:
Business Model:
Return On Investment
Return On Investment

© MediciNova, Inc. 2008 5
Definition:
•
Long-lasting and severe asthma episode that is not responsive to initial bronchodilator or corticosteroid therapy
Market Opportunity:
•
Approximately 2 million emergency room visits in the US each year*
•
500,000 hospitalizations in the US
•
Approximately 4,000 deaths annually in the US*
•
Potential $500 M market opportunity for MediciNova
Current Standard of Care (SOC):
•
Beta agonists (all patients) - Inhaled or nebulized
•
Corticosteroids (66-77% of patients) - IV or oral
*Source: National Center for Health Statistics / CDC
Acute Exacerbations of Asthma
Acute Exacerbations of Asthma

© MediciNova, Inc. 2008 6
MN-221:  A
novel, highly selective 2 - adrenergic receptor agonist
Three Potential Advantages over current  therapy
1. Better delivery system (IV) = Better Bioavailability
2. Greater selectivity for 2 receptors in the lungs (better
binding)
3. Partial agonist for 1 receptor in the heart
MN-221: A New Approach to Treating
MN-221: A New Approach to Treating
Acute Exacerbations of Asthma
Acute Exacerbations of Asthma

© MediciNova, Inc. 2008 7
Human
Human
-Adrenergic Receptor
-Adrenergic Receptor
Selectivity
Selectivity
Test Drug
1
IC
50
(M)
2
IC
50
(M)
2
-Adrenoceptor Selectivity
(IC
50
for
1
/ IC
50
for
2
)
Levalbuterol 7.40E-06 1.40E-06 5.3
Albuterol 9.40E-06 1.60E-06 5.9
Terbutaline 6.00E-05 6.50E-06 9.2
MN-221 5.90E-06 1.40E-07 42.4

Heart Rate (BPM)
0
50
100
150
200
250
0
60
120
180
240
Time (Minutes)
Vehicle
Albuterol 10 µg/kg
0.3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
30 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)

MEDICINOVA

© MediciNova, Inc. 2008 Effect on Heart rate: Effect on Heart rate: Combination of MN-221 & Albuterol in Dogs Combination of MN-221 & Albuterol in Dogs 8

© MediciNova, Inc. 2008 9
MN-221-CL-004 Study Design
•
Randomized, placebo-controlled, double-
blind, dose escalation
•
23 subjects with mild-to-moderate stable
asthma (FEV
1
60% predicted)
•
Doses tested (all for 15 minutes):
•
0.35
µg /min
•
1.0
µg /min
•
3.5 µg/min
•
10 µg/min
MN-221: Positive Phase IIa
MN-221: Positive Phase IIa
Data
Data
MN-221-CL-005 Study Design
•
Randomized, single-blind, placebo-controlled,
dose rate escalation
•
17 subjects with moderate-to-severe stable
asthma (40% FEV
1
75% predicted)
•
Two doses tested:
• 16
µg /min
for 15 minutes followed by
8
µg /min
for 105 minutes (2-hour infusion
with toal
dose of 1,080 µg) or placebo
• 30
µg /min for 15 minutes followed by
15 µg/min for 45 minutes (1-hour infusion
with a total dose of 1,125 µg) or placebo
MN-221-CL-004 and MN-221-CL-005 Safety Data:
No clinically significant cardiovascular, ECG or vital sign changes, or other safety concerns observed at any dose tested
•
16 µg/min
•
30 µg/min
•
60 µg/min

12
10
8
6
4
2
0
Δ % Predicted
MN-221
Placebo

Δ

MEDICINOVA

© MediciNova, Inc. 2008
Mean Change in FEV
Mean Change in FEV
1
1
Study: MN-221-CL-004
Study: MN-221-CL-004
10
Mean
Baseline:
77.83% 77.67% 76.78% 81.60% 74.66% 75.78% 78.07% 79.78%
At 15 Minutes: 77.54% 79.45% 80.06% 85.74% 82.02% 83.90% 89.65% 88.04%
%
Predicted:
-0.29% 1.78% 3.28% 4.14% 7.36% 8.12% 11.58% 8.26%
P = 0.0106
P = 0.0006
P < 0.0001
P < 0.0001
P < 0.0001
P = 0.11
P = 0.07
Placebo       0.35µg/min    1.0 µg/min    3.5µg/min     10µg/min   16µg/min     30µg/min     60µg/min

% Predicted
20
18
16
14
12
10
8
6
4
2
0
2-hr Infusion (1,080 µg)
1-hr Infusion (1,125 µg)
MN-221
Placebo

MEDICINOVA

© MediciNova, Inc. 2008
Mean Change in FEV
Mean Change in FEV
1
1
Study: MN-221-CL-005
Study: MN-221-CL-005
11
Mean
Baseline:
69.4%
Mean
Baseline:
64.6%
Mean:
81.5%
Mean:
82.0%
Placebo Mean
Baseline:
68.6%

© MediciNova, Inc. 2008
MN-221-CL-006:
Phase IIb study commenced to test efficacy of MN-221 in acute exacerbations of asthma patients (~36 patients in 8 sites) in the emergency department
•
Randomized, modified single-blind, placebo-controlled, dose escalation study
•
Doses: 16 µg/min x 15 min (240 µg)
30 µg/min x 15 min (450 µg)
16 µg/min x 15 min; 8µg/min x 105 min (1,080 µg)
MN-221:  Near-Term Clinical
MN-221:  Near-Term Clinical
Milestone
Milestone
12

© MediciNova, Inc. 2008 13
Definition:
Multiple sclerosis (MS) is an inflammatory demyelinating disease of the central nervous system (CNS), affecting approximately 500,000 people in the United States and 2 million people worldwide.
There is no cure for the disease.
Multiple Sclerosis Market:
Over $8.2 B worldwide sales in 2007*
Current Standard of Care:
•
Beta interferons (Rebif, Avonex, Betaserone), Copaxone ® , Tysabri ®
•
Administered either by intramuscular or subcutaneous injection or infusion
Multiple Sclerosis
Multiple Sclerosis
*Source: MedAdNews, July 2008

© MediciNova, Inc. 2008 14
MN-166:
•
Anti-inflammatory and neuroprotective
properties in vitro
and in vivo
•
Demonstrated effects on brain volume and lesion evolution to axonal damage
•
Targets primarily chronic aspects of multiple sclerosis
•
Oral administration
Mechanisms of Action:
Stimulates Neurotrophic Growth Factor Release
Inhibits nitric oxide and reactive oxygen species production
Inhibits Th1 cytokine production (IFN- , TNF- , IL-1 , IL-6)
Pilot studies found reduced relapse rate and Th1 Th2 cytokine shift
Phosphodiesterase IV and Leukotriene inhibitor
MN-166: A New Approach to
MN-166: A New Approach to
Treating Multiple Sclerosis
Treating Multiple Sclerosis

© MediciNova, Inc. 2008
Placebo-controlled, randomized, double-blind Phase II study:
•
Year 1 - 0, 10 mg tid, 20 mg tid
•
Year 2 - 10 mg tid, 20 mg tid
•
n ~ 100 MS patients/group @ 25 sites in Serbia, Ukraine, Belarus, Bulgaria and
Romania
Key inclusion criteria:
•
Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
•
A definite diagnosis of relapsing MS using the new International Committee recommendations (MacDonald Criteria);
•
One MRI scan taken two weeks prior to treatment start using a standardized MRI protocol with at least one Gd-enhancing lesion;
•
An EDSS score of 5.5 or less at the screening and baseline visits.
Current Clinical Studies:
Current Clinical Studies:
MN-166-CL-001
MN-166-CL-001
15

© MediciNova, Inc. 2008
MN-166 Effects Outcomes Related to Disease Progression in RRMS Patients
Clinical and MRI Outcomes:
Indicative of Potential Neuroprotective Effect:
1. Reduced Brain Volume Loss
2. Reduced Conversion of Acute Lesions to Persistent Black Holes
3.
Sustained disability progression was significantly less likely (~50%)
Acute Clinical Benefit:
•
Prolong time to relapse (by 127 days.)
MN-166 was very well tolerated in Phase II study:
89% (264 of 297) of subjects completed the first 12 months of the study
82.5% (245 of 297) of subjects completed the full 24 months of the study
GI adverse effects as a group and depression were the only adverse events to occur more frequently in MN-166-treated than in placebo-treated subjects
16
P-Value:  0.044
P-Value:  0.030
MN-166 Targets Primarily
MN-166 Targets Primarily
Chronic Aspects of MS
Chronic Aspects of MS
P-Value:  0.026
P-Value:  0.011

60 mg
30 mg
PBO to 60 mg
PBO to 30 mg
0
0.5
1
1.5
2
2.5

© MediciNova, Inc. 2008
N=71                           1.59
Chronic Efficacy Demonstrated:
Chronic Efficacy Demonstrated:
Effects on Brain Volume
Effects on Brain Volume
N=70                                         1.79
N=34                                                         2.08
N=45                                                             2.12
Percent Brain Volume Reduction
Percent Brain Volume Reduction (0 - 24 months)
Brain volume loss was significantly less (p=0.030) in patients receiving 60 mg per day of MN-166 for 24 months compared to the other treatment groups
17

© MediciNova, Inc. 2008
Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
Number Patients w. New Lesions at Month 2 72 64 56
Total Number New Lesions in all Patients 426 338 315
Total Number of Persistent Black Holes 98 58 47
Proportion of Lesions Evolving to PBH 0.23 0.17 0.14
p Value -
0.036 0.004
New T1 gadolinium-enhancing or new T2 lesions were defined as NL in the first on-study MRI at month 2
Lesions that were hypointense and inactive at month 10 were PBH
Relative Risk (RR) of NL evolution to PBH was analyzed using a general linear model with the error term from the Poisson distribution
Reduction of Persistent Black Hole
Reduction of Persistent Black Hole
(PBH) Formation
(PBH) Formation
18

© MediciNova, Inc. 2008
TREATMENT
Time Period
Placebo to Active
(N=100)
Active Drug
[30 mg (N=94), 60 mg (N=98)]
2 Years 21/100 (21%) 20/194 (10.4%)
19
Disability Progression is defined as a sustained increase in EDSS
(increase in EDSS 1 maintained for four consecutive months)
Sustained Disability Progression
Sustained Disability Progression
P-Value:  0.026
19

Figure 4-1 Plot of Time to First Relapse by Treatment (ITT)
Core (1-12 Months)
Survival Distribution Function
1.00
0.75
0.50
0.25
0.00
0
50
100
150
200
250
300
350
400
Time to First Relapse
STRATA:
treat=30mg/day
Censored treat=30mg/day
treat=60mg/day
Censored treat=60mg/day
treat=Placebo
Censored treat=Placebo

MEDICINOVA

© MediciNova, Inc. 2008 20 Acute Efficacy Demonstrated: Acute Efficacy Demonstrated: Time to First Relapse Time to First Relapse Median 401 days Median 244 days P-Value: 0.044

© MediciNova, Inc. 2008 21
MN-166:  NEXT STEPS
MN-166:  NEXT STEPS
Seek Partnership for Further Development:
MediciNova’s strategic objective for MN-166 is to secure a partner to advance the clinical development of MN-166, and MediciNova is actively pursuing that objective

Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-166 (Multiple Sclerosis)				
MN-221 (Acute Exacerbations of Asthma)				
Non-Core Candidates	**Preclinical**	**Phase I**	**Phase II**	**Phase III**
MN-001 (Bronchial Asthma)				
MN-305 (Anxiety Disorders)				
MN-001 (Interstitial Cystitis)				
MN-029 (Solid Tumors)				
MN-221 (Preterm Labor)				
MN-246 (Urinary Incontinence)				
MN-447/462 (Thrombosis)				

MEDICINOVA

© MediciNova, Inc. 2008 22 Commercially-Attractive Commercially-Attractive Diversified Portfolio Diversified Portfolio

© MediciNova, Inc. 2008 23
Dual Listing:
•
MNOV (NasdaqGM), December 2006
•
4875 (Osaka – Hercules), February 2005
Cash, Cash Equivalents and Marketable Securities as of 6/30/08 :
~$55.8 M as of 6/30/08
Market cap as of 9/30/08:
~$27.2 M
Shares outstanding:
11.9 M
Key Financials
Key Financials

© MediciNova, Inc. 2008 24
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
33 Prof. USC, Formerly Prof. Pitt;
Advisor to JAFCO, Tanabe
Richard Gammans, PhD, MBA Richard Gammans, PhD, MBA
Chief Development Officer
31 Incara, Indevus, BMS
Shintaro Asako, CPA Shintaro Asako, CPA
Chief Financial Officer
10 KPMG USA (Audit), Arthur Andersen USA
Michael Kalafer, MD Michael Kalafer, MD
Chief Medical Officer
25 Board Certified in Pulmonary Medicine, Critical
Care Medicine and Internal Medicine.
Associate Clinical Professorship of Medicine at
UCSD School of Medicine since 1985
Masatsune Okajima, CMA Masatsune Okajima, CMA
VP, Head of Japanese Office
17 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo Bank
Management Team with Global
Management Team with Global
Experience
Experience

© MediciNova, Inc. 2008 25
MN-221 (Acute Exacerbations of Asthma):
•
Proven mechanism of action
•
Highly selective with improved safety profile vs. standard of care
•
Positive Phase IIa efficacy data
•
Near-term milestone: CL-006 results
MN-166 (Multiple Sclerosis):
•
Both chronic and acute efficacy have been demonstrated in clinical studies completed to date
•
MediciNova seeking a partner to advance the clinical development of MN-166
Minimized Burn Rate:
•
Annual burn rate reduced compared to previous years as a result of focus on MN-166 and MN-221 development programs
•
For 9/30/2008 Cash, Cash Equivalents and Marketable Securities, reference Quarterly
Report on Form 10-Q filed 11/10/2008
Investment Highlights
Investment Highlights

© MediciNova, Inc. 2008 Addendum: Addendum: Additional Data

© MediciNova, Inc. 2008
A.1
MN-221-Study 6 Design
MN-221-Study 6 Design
• Randomized, modified single-blind, dose escalation, placebo-controlled
Phase II Study in acute asthma patients in EDs
• Approx. 36 patients in 3 dose cohorts at 8 ED clinical sites
• Doses: 16µg/min x15 (240µg)
30µg/min x15 (450µg)
16µg/min x15;8µg/min x105 (1,080µg)
• Patients will receive Standard of Care (SOC) treatment in addition to adjunctive treatment with MN-221 or placebo
• Safety and efficacy (FEV1 and other) data will be summarized
• No inferential statistical analysis
• Help inform design of future, larger Phase III clinical trials

© MediciNova, Inc. 2008
A.2
MN-221: Safety
MN-221: Safety
Phase IIa Study Safety Findings:
•
No clinically significant cardiovascular, ECG, or vital sign changes, or other safety concerns, observed at doses up to 30 micrograms/minute for 15 minutes or any time point thereafter
•
60 micrograms/minute infusion improved FEV1 significantly (p< 0.0001) without clinically significant cardiovascular, ECG or vital sign changes; however, the safety trend led us to believe that this is a possible MTD
Safety Database:
•
MN-221 has been tested in over 300 subjects in the US and Europe to date
•
Subjects have had infusions with no clinically significant adverse events at:
• 16 micrograms/minute for up to 4 hours and at lower doses for up to 24 hours

© MediciNova, Inc. 2008
A.3
Description
Efficacy
(relapse rate)
Current agents offer only 30-50% relapse reduction
Neutralizing antibodies can diminish efficacy over time
Progression (RRMS) --neurodegeneration leads to
permanent functional disability
No approved treatment for PPMS, SPMS
AEs—including flu-like symptoms
SAEs –Rare, fatal PML and heptotoxicity with Tysabri
Reports of significant  FTY side effects (e.g. hepatotoxicity), serious or fatal opportunistic infections, skin cancer
Safety/
tolerability
Injections – daily up to weekly
Infusions -- monthly
Administration
Increasing interest in combination therapies given
incomplete efficacy with current “core” agents
Black box on combination with Tysabri, REMS program
Combination
Historically, anti-inflammatory agents have shown little
impact on disease progression
Demonstrated neuroprotection, that is, reduction in disease
progression,  would be groundbreaking
Neuroprotection
There are substantial unmet
There are substantial unmet
needs in MS
needs in MS

© MediciNova, Inc. 2008
A.4
Approx. Sales
2007**
Compound Sponsor Side Effects
$3.3 Billion Copaxone®
Teva &
Sanofi-Aventis
Pain, redness, swelling, itching, chest pain,
weakness, infection, nausea, anxiety are
most common, also heart palpitations and
trouble breathing after injection
$1.9 Billion Avonex® Biogen-Idec
Depression and Flu-like symptoms most
common, also  liver injury, severe allergic
reactions, drop in red/white blood cell count
$1.7 Billion Rebif® Serono & Pfizer
Depression and Flu-like symptoms most
common, also liver problems, injection site
problems, severe allergic reactions, trouble
breathing/loss of consciousness
$1.4 Billion Betaseron® Bayer
Lymphopenia, injection site reaction,
asthenia, flu-like symptoms are most
common, also necrosis at injection site
$343 Million Tysabri® Biogen-Idec
Infections, depression, pneumonia, acute
hypersensitivity reactions, appendicitis most
common, also liver damage, PML
Multiple Sclerosis Market*
Multiple Sclerosis Market*
*All these top selling drugs for MS are immunomodulators
**Source: MedAdNews, July 2008 and BIIB annual report 2007

Percent Brain Volume Reduction (0-12 months)
60 mg
30 mg
Placebo
0.79; p=0.035 v. Placebo
1.05; NS v. Placebo
0
0.2
0.4
0.6
0.8
1
1.2
1.4
Percent Brain Volume reduction

MEDICINOVA

© MediciNova, Inc. 2008 A.5 Brain volume changes are linked to axonal loss Chronic Efficacy Demonstrated: Chronic Efficacy Demonstrated: Effects on Brain Volume Effects on Brain Volume 1.20

© MediciNova, Inc. 2008
A.6
Reduction of
Persistent Black Hole (PBH) Formation
Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
# Patients w. New Lesions at Month 2 72 64 56
# Patients w. 1 PBH (% of Pts. w. New Lesions)
41 (56.9%) 33 (51.6%) 28 (50%)
Mean Proportion of Lesions Evolving to PBH 0.24 0.20 0.16
Median Proportion of Lesions Evolving to PBH 0.17 0.08 0.04
Relative Risk (for Evolution to PBH) vs. placebo - 0.74 0.63
p Value - 0.074
0.011
New T1 gadolinium-enhancing or new T2 lesions were defined as NL in the first on-study MRI at month 2
Lesions that were hypointense and inactive at month 10 were PBH
Relative Risk (RR) of NL evolution to PBH was analyzed using a general linear model with the error term from the Poisson distribution
Reduction of Persistent Black Hole (PBH)
Reduction of Persistent Black Hole (PBH)
Formation, a Sign of Axonal Loss
Formation, a Sign of Axonal Loss

© MediciNova, Inc. 2008
A.7
•MN-166 was very well tolerated in Phase II study:
89% (264 of 297) of subjects completed the first 12 months of the study
82.5% (245 of 297) of subjects completed the full 24 months of the study
•Discontinuation due to adverse effects was infrequent (5.1% in 60 mg/day for 24 months, 2.1%
in 30 mg/day for 24 months, 2.0% in placebo to 60 mg/day, 1.9% in placebo to 30 mg/day)
•Adverse effects were generally mild and self-limiting
•GI adverse effects as a group and depression were the only adverse events to occur more frequently in MN-166-treated than in placebo-treated subjects
•Tolerance to the GI side effects occurred rapidly (2-4 days) and tended to occur early in treatment whether MN-166 treatment was initiated in Year 1 or Year 2
•Mild-to-moderate depression was reported in 8 subjects; depression is common in MS patients and was reported only towards the end of the study
•No significant increase in adverse laboratory or ECG findings was observed
•20 serious adverse events were reported; all were not
or unlikely to be attributable to
treatment
•No deaths occurred in the study
MN-166 Overview-Safety
MN-166 Overview-Safety

© MediciNova, Inc. 2008
Compound Sponsor
Current
Phase
Safety Profile
from Phase II trials
MN-166 MediciNova Phase II Mild, transient GI upset
FTY 720 Novartis Phase III
Blood pressure
Heart rate
Dyspnea
Liver
enzymes
Lymphopenia
Cladribine
Merck
Serono
Phase III Fever
Nausea,
Vomiting
Leucopenia
BG-12 Biogen-Idec Phase III
H/A,
Nasopharyngitis
GI
disorders
Liver
enzymes
Laquinimod Teva Phase III Liver enzymes Arthralgia
Fibrinogen
Hemoglobin
Safety Comparison with Other
Safety Comparison with Other
Oral Agents
Oral Agents
A.8